UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250
Winston-Salem, North Carolina	27103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Presentation

Certain information concerning the business, clinical studies, development plans, financial position and related matters of ProKidney Corp. (the “Company”) has been made available on our website at https://investors.prokidney.com/news-events/events-and-presentations. Representatives of the Company, including senior management, may use this presentation, in whole or in part, from time to time when interacting with investors and analysts, among others. The Presentation is also attached hereto as Exhibit 99.2.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation except as required by applicable law, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure. The Company makes no admission or representation as to the materiality of any information in the presentation or otherwise contained in Item 7.01 of this Current Report on Form 8-K.

Press Release

On July 15, 2025, the Company issued a press release announcing confirmation of alignment with the U.S. Food and Drug Administration on the accelerated approval pathway for rilparencel. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information set forth in the first and second paragraphs of the Company’s press release referred to in Item 7.01 and included as Exhibit 99.1 hereto above is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 7.01 are furnished and not filed:

Exhibit No.	Description

99.1	Press Release dated July 15, 2025

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date: July 15, 2025	By:	/s/ Todd Girolamo
Todd Girolamo Chief Legal Officer